FINANCIAL RISK MANAGEMENT - Capital Risk Management (Details) - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Financial Risk Management [Abstract]
Corporate borrowings	$ 1,325	$ 2,142
Non-recourse borrowings in subsidiaries of the partnership	42,424	36,720
Cash and cash equivalents	(3,546)	(3,239)	$ (3,252)	$ (2,870)
Net debt	40,203	35,623
Total equity	15,311	17,308	$ 18,532	$ 18,429
Total capital	$ 55,514	$ 52,931
Net debt-to-capital ratio	72.00%	67.00%